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                     SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                              -------------

                                 FORM 8-K

                              CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event report):  July 31, 1998


       BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION AND
                         BANK OF AMERICA, FSB
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       (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)


                              UNITED STATES
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              (STATE OR OTHER JURISDICTION OF INCORPORATION)


                                333-3525-01
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                        (COMMISSION FILE NUMBER)

                                94-1687665
                                91-0221850
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                 (I.R.S. EMPLOYER IDENTIFICATION NUMBERS)


                         555 CALIFORNIA STREET
                        SAN FRANCISCO, CA 94104
                             (415) 622-2220
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 (ADDRESS AND TELEPHONE NUMBER OF REGISTRANTS' PRINCIPAL EXECUTIVE OFFICES)


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Item 5.  Other Events

         (a)  Monthly Report

The following are filed herewith. The exhibit numbers correspond with Item 601 (b) of Regulation S-K.

       Exhibit No.       Description

       20                Monthly Statements mailed to Certificate
                         Holders pursuant to the Pooling and
                         Servicing Agreement by and between Bank
                         of America National Trust and Savings
                         Association, contract seller, Bank of
                         America, FSB, acting through its
                         division, BankAmerica Housing Services,
                         contract seller and servicer, and The
                         First National Bank of Chicago, as
                         Trustee, dated as of March 1, 1998 (a
                         copy of which agreement was filed by the registrant with the Commission on April 1, 1998 as an exhibit to a report on Form 8-K).


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                         BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION

                         BANK OF AMERICA, FSB

                         BY:      /s/     JOHN WHEELER
                             ----------------------------------
                                       John W. Wheeler*
                         Dated:        August 24, 1998
                                    San Diego, California

*Mr. Wheeler is president and Division Chief Executive Officer of Bank of America, FSB.